UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2018

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

The Annual Meeting of Stockholders of the Company was held on October 4, 2018. The following matters were voted on at the Annual Meeting, and the results were as follows:

(i) Approval of an amendment of the Company’s Amended and Restated Certificate of Incorporation to require the annual election of Directors:

For	105,487,547
Against	1,546,005
Abstain	552,672
Broker Non-Votes	15,247,193

For approval, at least 80% of the outstanding shares of the Company’s common stock must have voted in favor of the amendment of the Company’s Amended and Restated Certificate of Incorporation. Since 79.1% of the outstanding shares of the Company’s common stock voted for approval, the amendment of the Company’s Amended and Restated Certificate of Incorporation was not approved by the Company’s stockholders.

(ii) Approval of an amendment of the Company’s Amended and Restated By-Laws to reduce the threshold for action taken by the Company’s stockholders to a simple majority:

For	105,423,054
Against	1,579,259
Abstain	583,911
Broker Non-Votes	15,247,193

For approval, at least 80% of the outstanding shares of the Company’s common stock must have voted in favor of the amendment of the Company’s Amended and Restated By-Laws. Since 79.0% of the outstanding shares of the Company’s common stock voted for approval, the amendment of the Company’s Amended and Restated By-Laws was not approved by the Company’s stockholders.

(iii) Election of John P. Abizaid, John M. Ballbach, Bruce A. Carbonari, Jenniffer D. Deckard and Salvatore D. Fazzolari as Directors of the Company. The nominees were elected as Directors with the following votes:

John P. Abizaid

For	105,076,210
Withheld	2,510,014
Broker Non-Votes	15,247,193

John M. Ballbach

For	106,566,658
Withheld	1,019,566
Broker Non-Votes	15,247,193

Bruce A. Carbonari

For	102,514,121
Withheld	5,072,103
Broker Non-Votes	15,247,193

Jenniffer D. Deckard

For	104,592,768
Withheld	2,993,456
Broker Non-Votes	15,247,193

Salvatore D. Fazzolari

For	105,134,575
Withheld	2,451,549
Broker Non-Votes	15,247,193

In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: Kirkland B. Andrews, David A. Daberko, Thomas S. Gross, Julia A. Lagacy, Robert A. Livingston, Craig S. Morford, Frederick R. Nance, Frank C. Sullivan and William B. Summers, Jr.

(iv) The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved with the following votes:

For	101,330,945
Against	5,217,540
Abstain	1,037,739
Broker Non-Votes	15,247,193

(v) The proposal to approve an amendment of the Company’s 2014 Omnibus Equity and Incentive Plan was approved with the following votes:

For	104,046,725
Against	2,861,579
Abstain	677,920
Broker Non-Votes	15,247,193

(vi) The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2019 was approved with the following votes:

For	122,297,041
Against	323,726
Abstain	212,650
Broker Non-Votes	0

For information on how the votes for the above matters were tabulated, see the Company’s Definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on October 4, 2018.

Item 8.01.	Other Events.

On October 4, 2018, the Company issued a press release announcing an increase in its quarterly cash dividend. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated October 4, 2018, announcing a dividend increase.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc. (Registrant)

Date October 9, 2018	/s/ Edward W. Moore
Edward W. Moore
Senior Vice President, General Counsel and Chief Compliance Officer